UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2010

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado  80020
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 18, 2010, Roomlinx, Inc., a Nevada corporation (“Roomlinx”), entered into a Securities Purchase Agreement with Verition Multi-Strategy Master Fund Ltd., Wilmot Advisors LLC, Arceus Partnership, Ted Hagan and Josh Goldstein (together, the “Investors”), pursuant to which the Investors purchased an aggregate of 187,500 newly issued shares of Roomlinx Common Stock at a purchase price of $4.00 per share for an aggregate purchase price of $750,000.  A copy of the Securities Purchase Agreement is included herein as Exhibit 10.1 and incorporated herein by reference.  The Investors were also granted certain registration rights with respect to the purchased shares pursuant to a Registration Rights Agreement entered into by Roomlinx and the Investors, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 18, 2010, Roomlinx issued and sold (i) 87,500 shares of its Common Stock to Verition Multi-Strategy Master Fund Ltd., (ii) 67,500 shares of its Common Stock to Wilmot Advisors LLC, (iii) 27,500 shares of its Common Stock to Arceus Partnership, (iv) 2,500 shares of its Common Stock to Ted Hagan and (v) 2,500 shares of its Common Stock to Josh Goldstein.  These issuances were at a price of $4.00 per share, as described in Item 1.01 of this Form 8-K, and were issued in reliance on Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On August 19, 2010, Roomlinx issued a Press Release.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached hereto are Exhibits 10.3 and 10.4 which were unintentionally omitted from Roomlinx's Quarterly Report on Form 10-Q for the period ended June 30, 2010, filed on August 3, 2010.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description of Exhibit
10.1	Securities Purchase Agreement, dated August 18, 2010, among Roomlinx, Inc., Verition Multi-Strategy Master Fund Ltd., Wilmot Advisors LLC, Arceus Partnership, Ted Hagan and Josh Goldstein.
10.2	Registration Rights Agreement, dated August 18, 2010, among Roomlinx, Inc., Verition Multi-Strategy Master Fund Ltd., Wilmot Advisors LLC, Arceus Partnership, Ted Hagan and Josh Goldstein.
10.3	Second Amendment to Revolving Credit, Security and Warrant Purchase Agreement, dated July 30, 2010, between Roomlinx, Inc. and Cenfin LLC.
10.4	Form of Director Indemnification Agreement, dated July 30, 2010 effective as of May 28, 2010, between Roomlinx, Inc. and each of its directors.
99.1	Press Release issued by Roomlinx, Inc. on August 19, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2010	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President, Chief Executive Officer
and Chief Financial Officer

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